SUPPLEMENT TO THE PROSPECTUSES

andSUMMARY PROSPECTUSES

OF

  WELLS FARGO EQUITY GATEWAY FUNDS

Wells Fargo Small Company Growth Fund(the “Fund”)

Effective July 31, 2017, the Fund is closed to most new investors. For further information, please see the section entitled "Additional Purchase and Redemption Information" in the Fund’s Statement of Additional Information. Wells Fargo Funds Management, LLC reserves the right to reject any purchase order into the Fund if it believes that acceptance of such order would interfere with its ability to effectively manage the Fund.

May 18, 2017 EGIT057/P904SP